UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2022

Intercept Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Madison Avenue, Morristown, NJ 07960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 3, 2022, Intercept Pharmaceuticals, Inc. issued a press release announcing new clinical trial and real-world outcomes data for Ocaliva in PBC.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued June 3, 2022
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

The information in Item 7.01 and Exhibit 99.1 is being furnished, not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Jerome Durso
Name:	Jerome Durso
Title:	President and CEO

Date: June 3, 2022